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                   SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549

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                                FORM 8-K

                             CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of the earliest event reported): November 6, 1998

                     Commission File Number 0-14973

                               UNICO, INC.
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           (Exact name of registrant as specified in charter)

             New Mexico                                  85-0270072
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   (State or other jurisdiction of                      IRS Employer
    incorporation or organization)                   Identification No.


  2925 Bayview Drive, Fremont, California                    94538
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  (Address of Principal Executive Offices)                 (Zip Code)

  Registrant's telephone number, including area code:     510/770-3990


                                   N/A
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     (Former Name or Former Address, if Changed Since Last Report.)






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ITEM 5.  OTHER EVENTS

The Registrant filed a Form S-8 on September 14, 1998 to register 390,000 shares of its common stock it provided to three individuals as compensation for consulting services. Upon further review, the Registrant deemed it may have inadvertently violated the intent of the Novation Agreement (see Form 8-K filed on July 14, 1998). Following a prudent course of action, it rescinded the service contracts and cancelled the shares issued to two of the three individuals and filed a Form 8-K, 1998 on November 5, 1998. On November 6, 1998, the Board of Directors deemed it best to rescind the contract with Mr. Leo Paul Murphy, the third individual, as well.

The Registrant continues to view Mr. Murphy as a valuable contributor to its growth and expects to continue to benefit from his services. Registrant may enter into other agreements with him to compensate him for past and future services.



                               SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                UNICO, INC.

Date:     November 23, 1998               BY:   /s/ Henry Tang
                                        NAME:   HENRY TANG
                                       TITLE:   Secretary